UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                November 15, 2004
               (Date of Report or Date of Earliest Event Reported)


                      TECHNOLOGY FLAVORS & FRAGRANCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


        0-26682                                             11-3199437
(Commission File Number)                          (I.R.S. Identification Number)


10 Edison Street East, Amityville, New York                  11701
(Address of Principal Executive Offices)                   (Zip Code)


                                 (631) 842-7600
              (Registrant's Telephone Number, Including Area Code)


                                      None
          (Former Name or Former Address if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c) )

Item 2.02.    Results of Operation and Financial Condition.

         On November 15, 2004, Technology Flavors & Fragrances, Inc. issued a press release announcing its earnings and results of operations for the three months and nine months ended September 30, 2004. The press release is attached hereto as Exhibit 99.1.

Item 7.01.    Regulation FD Disclosure

         See Item 2.02 above. The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 and Item 7.01 of this Form.

Item 9.01.    Financial Statements and Exhibits.

         (c) Exhibits

Exhibit 99.1 Press Release dated November 15, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Technology Flavors & Fragrances, Inc.
                                     (Registrant)



 Date: November 15, 2004             / s / Joseph A. Gemmo
                                     ------------------------------------------
                                     Joseph A. Gemmo
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
99.1               Press Release, dated November 15, 2004